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                                                                    EXHIBIT 10.1



                        BROWNING-FERRIS INDUSTRIES, INC.

                           1996 STOCK INCENTIVE PLAN


1. PURPOSE. The 1996 Stock Incentive Plan (the "Plan") is to benefit Browning-Ferris Industries, Inc. (the "Company") and its subsidiary corporations through the maintenance and development of its management by offering certain executives, key employees (including employee-directors) and consultants of the Company and its subsidiaries (the "Participants") an opportunity to become owners of the Common Stock, $.16-2/3 par value, of the Company and is intended to advance the best interests of the Company by providing such persons with additional incentive by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company or by another committee designated to act by the Board of Directors (the "Committee"). The Committee shall be comprised solely of two or more directors each of whom is an "outside director" within the meaning of
         Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder, and a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options") and of stock awards and restricted stock (which are defined in Paragraph 17 hereof) granted hereunder, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

3. OPTIONS, STOCK AWARDS AND RESTRICTED STOCK GRANTS. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.16-2/3 par value (the "Stock"). The total amount of the Stock with respect to which Options, stock awards and restricted stock may be granted under this Plan shall not exceed in the aggregate 10,000,000 shares, but no more than 1,500,000 shares of Stock in the aggregate may be awarded as stock awards and restricted stock grants; provided, that the class and aggregate number of shares of Stock which may be subject to Options, stock awards and restricted stock granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option for any reason shall

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         expire or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option, stock award or restricted stock under the Plan.

4. AUTHORITY TO GRANT OPTIONS. The Committee may grant from time to time to such eligible individuals (the "Optionees") as set forth in Paragraph 5 an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan and the stock option agreement. Options granted under the Plan may, in the discretion of the Committee, be either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. Each stock option agreement shall specifically state, for each Option granted thereunder, whether the Option is an incentive stock option or a non-qualified option, but any Option not designated by the Committee as an incentive stock option shall be a non-qualified stock option. In no event, however, shall both an incentive stock option and a non-qualified stock option be granted together under the Plan in such a manner that the exercise of one Option affects the rights to exercise the other. No Options shall be granted under the Plan subsequent to September 3, 2006. Except as provided in Paragraph 6, all provisions of this Plan relating to options apply to both incentive and non-qualified options. The only Options under the Plan which may be granted are those which either (i) are granted after adoption of the Plan and are conditioned upon approval of the Plan by the stockholders of the Company within twelve months of such adoption or (ii) are granted after both adoption of the Plan and approval thereof by the stockholders of the Company within twelve months after the date of such adoption, all as provided in Paragraph 21 hereof. The maximum number of Options which may be granted to any one Participant from this Plan annually is 250,000; provided, that the class and the aforesaid maximum number of shares shall be subject to adjustments in accordance with the provisions of Paragraph 16 hereof.

5. ELIGIBILITY FOR STOCK OPTIONS. Except as provided in Paragraph 6(iv), the individuals who shall be eligible to receive Options under the Plan shall be key employees (including employee-directors) of the Company or of any subsidiary corporation and any person who is a party to a written consulting agreement with the Company or any of its subsidiary corporations, as determined by the Committee. Non-employee directors are not eligible. For all purposes of the Plan, the term "subsidiary corporation" shall mean any corporation of which the Company is the "parent corporation" as that term is defined in Section 424(e) of the Code.

6. PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The following provisions shall apply only to incentive stock options granted under the Plan:

         (i) No incentive stock option shall be granted to any employee who, at the time such Option is granted, owns, within the meaning of Section 422 of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of Stock of the Company or any of its subsidiaries, except that such an Option may be granted to such an employee if at the time the Option is granted the option price is at


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                  least 110 percent of the fair market value of the Stock
                  (determined in accordance with Paragraph 7) subject to the Option, and the Option by its terms is not exercisable after the expiration of five years from the date the Option is granted;

         (ii) To the extent that the aggregate fair market value of stock with respect to which incentive stock options (without regard to this subparagraph) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. This subparagraph shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subparagraph, then such Options shall be apportioned between incentive stock option and non-qualified stock option treatment in such manner as the Committee shall determine. For purposes of this subparagraph, the fair market value of any stock shall be determined, in accordance with Paragraph 7, as of the date the Option with respect to such Stock is granted.

         (iii) No incentive stock option granted under the Plan shall be exercisable any sooner than one year from the date of grant.

         (iv) Only employees (including employee-directors) of the Company and its subsidiary corporations shall be eligible to receive incentive stock options.

         (v) Incentive stock options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by the Optionee or his legal guardian or representative.

7. OPTION PRICE; FAIR MARKET VALUE. The price at which shares of Stock may be purchased pursuant to an Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the price at which shares may be so purchased shall be more than such fair market value. For all purposes of this Plan, the "fair market value" of the Stock shall be the closing selling price of the Stock as reported in The Wall Street Journal for the last trading day before the date as of which such fair market value is to be determined. No Option may be repriced.

8. DURATION OF OPTIONS. Subject to Paragraph 6 (i), no Option shall be exercisable after the expiration of ten years from the date such Option is granted. An Option shall expire immediately following the last day on which such Option is exercisable pursuant to this Paragraph 8 or any decision of the Committee made pursuant to Paragraph 9.

9. AMOUNT EXERCISABLE. The Committee in its discretion may provide that an Option shall be exercisable throughout the term of the Option or during any lesser period of time from the date of grant of the Option and ending upon or before the expiration of the term. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or


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         as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

10. EXERCISE OF OPTIONS. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, wire transfer, certified check, bank draft or postal or express money order payable to the order of the Company (the "Acceptable Funds") for an amount equal to the Option price of such shares of Stock, or at the election of the Optionee, by exchanging shares of Stock owned by the Optionee, so long as the exchanged shares of Stock plus Acceptable Funds paid, if any, have a total fair market value (determined in accordance with Paragraph 7, as of the date of exercise) equal to the purchase prices for such shares to be acquired upon exercise of said Option, and specifying the address to which the certificates for such shares are to be mailed. Whenever an Option is exercised by exchanging shares of Stock theretofore owned by the
         Optionee: (1) no shares of Stock received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional shares of Stock within the following six months; and (2) the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange. Such notice may be delivered in person to the Secretary of the Company, or may be sent by mail to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is received. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this Paragraph 10. The delivery of certificates upon the exercise of Options may, in the discretion of the Committee, be subject to any reasonable conditions, including, but not limited to (a) payment to the Company by the person exercising such Option of the amount, determined by the Company, of any tax liability of the Company (including but not limited to federal and state income and employment taxes required to be withheld) resulting from such exercise, or from a sale or other disposition of the stock issued upon exercise of such Option (or a stock option granted under another plan of the Company), if such sale or other disposition might be a "disqualifying disposition" described in
         Section 422(a) of the Code and (b) agreement by the person exercising such Option to provide the Company with such information as the Company might reasonably request pertaining to such exercise, sale or other disposition. The Optionee may elect to have the Company accept or retain Stock as payment of an Optionee's tax liability to the Company, as described in (a), above.


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11.      TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the
         Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by the Optionee or his legal guardian or representative; provided, however, subject to Paragraph 6(v), the Committee, in its sole discretion, may grant Options that are transferable by the Optionee to (i) immediate family members (such as children, grandchildren or spouse); (ii) trusts for the benefit of the Optionee's immediate family members; and (iii) partnerships in which immediate family members are the only partners.

12. TERMINATION OF EMPLOYMENT OF OPTIONEE. Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the option agreement. If an Optionee is an employee of the Company or of a subsidiary corporation at the time an Option is granted, and, before the date of expiration of the Option, an employment relationship with the Company and all subsidiaries is severed, for any reason (except as otherwise provided for herein), the Option shall terminate thirty days following severance of the employment relationship. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of an employment relationship with the Company or a subsidiary corporation and the Optionee, shall be determined by the Committee at the time thereof. If, before the date of expiration of a non-qualified Option, the Optionee shall be retired in good standing from the employ of the Company and all subsidiaries for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement; however, in the event that the Optionee has retired on or after attaining the age of sixty-two (62) years, the Optionee shall be entitled to exercise all or any part of such Option (without regard to any limitations imposed pursuant to Paragraph 9 hereof. If during the exercisability period as set forth hereinabove as being one year, an Optionee becomes an employee or consultant for a competitor of the Company, it shall be deemed that the employee's retirement status under the Plan shall be considered as not in good standing and the exercisability period shall automatically be reduced to thirty days from the date of the consulting or employment arrangement, and further that the accelerated vesting of stock options on or after age 62 shall be rescinded and such Optionee shall only be able to exercise that portion of the Option which was exercisable immediately prior to such retirement and the remaining portion shall immediately be deemed canceled. Upon the death of the Optionee, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations imposed pursuant to Paragraph 9 hereof. The Committee shall be permitted, in its discretion, to grant to any employee an Option which is an incentive stock option or a non-qualified stock option with a provision that the Option shall continue in full force and effect


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         as a non-qualified stock option with no modification of the option price if the person's status with the Company or its subsidiary changes, but such person continues as a director or consultant of the Company.

13. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.

14. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a Stockholder with respect to shares covered by any Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

15. NO EMPLOYMENT OR NOMINATION OBLIGATION. The granting of any Option shall not impose upon the Company or any subsidiary any obligation to continue to nominate an Optionee for election as a director or to employ or continue to employ any Optionee; and the right of the Company or any subsidiary to terminate the employment of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to the employee.

16. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, an equivalent total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.


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         After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option would have been so exercisable in the absence of such event, the number and class of shares of stock or other securities or property to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets to another corporation and is liquidated while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale and liquidation, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of the Stock, shares of such stock or other securities as the holders of shares of such class of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Committee may waive any limitations imposed pursuant to Paragraph 9 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, or sale and liquidation, as the case may be, specified by the Committee, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Committee as of the effective date of any such merger, consolidation or sale and liquidation provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations imposed pursuant to Paragraph 9 hereof during a 30-day period preceding the effective date of such merger, consolidation or sale and liquidation.

         Except as herein before expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

17. STOCK AWARDS AND RESTRICTED STOCK GRANTS. A stock award consists of the issuance by the Company to a Participant of shares of Stock, without other payment therefor, in lieu of certain cash compensation or as additional compensation for his services to the Company. Restricted stock grants consist of shares of Stock which are issued by the Company to a Participant at a price which may be below their fair market value or for no payment, but


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         subject to restrictions on their sale or other transfer by the
         Participant. The issuance of Stock pursuant to stock awards and restricted stock grants shall be subject to the following terms and conditions:

         (i) Number of Shares. Subject to Section 3, the number of shares to be issued by the Company to a Participant pursuant to a stock award or restricted stock grant shall be determined by the Committee.

         (ii) Sale Price. The Committee shall determine the prices, if any, at which shares of restricted stock shall be issued to a Participant, which may vary from time to time and among Participants and which may be below the fair market value of such shares of Stock at the date of sale and which may be zero.

         (iii) Restrictions. All shares of restricted stock issued hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                  (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise) or (ii) upon written certification by the Committee of the attainment of certain performance measurements;

                  (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a Participant) resell back to the Company at his cost, all or a part of such shares in the event of termination of the holder's employment during any period in which such shares are subject to restrictions; or

                  (c) a prohibition against employment of the holder of such restricted stock by any competitor of the Company or its affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

         Shares of restricted stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                  "The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1996 Stock Incentive Plan of the Company, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."


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         At the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer or upon the attainment of certain performance measurements, such shares will be delivered free of all restrictions to the Participant or to the Participant's legal representative, beneficiary or heir.

         Subject to the terms and conditions of the Plan, each Participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. By accepting a stock award or a restricted stock grant, the Participant agrees to remit to the Company when due any federal and state income and employment taxes required to be withheld by the Company and the Participant may elect to have the Company accept or retain Stock as payment of such tax liability. Dividends paid in cash or property other than Stock with respect to shares of restricted stock shall be paid to the Participant currently or, at the election of the Participant, be reinvested by the Participant under the Company's Dividend Reinvestment Plan. Shares purchased with reinvested dividends shall not be restricted.

18. TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, no amendment that would (a) materially increase the number of shares of Stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to Participants under the Plan shall be made without the approval of the Company's stockholders.

19. WRITTEN AGREEMENT. Each Option or restricted stock granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the Participant and by the Chairman of the Board, Chief Executive Officer, the Vice Chairman, the President or any Vice President of the Company for and in the name and on behalf of the Company. Stock awards granted hereunder may be embodied in such a written agreement. Such an Option, stock award or restricted stock agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

20. INDEMNIFICATION OF COMMITTEE. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be


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

         finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

21. ADOPTION, APPROVAL AND EFFECTIVE DATE OF PLAN. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board of Directors of the Company; provided, however, that the Plan and any grants of Options, stock awards or restricted stock grants thereunder, shall be void, if the stockholders of the Company shall not have approved adoption of the Plan within twelve months after such effective date.

22. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and shall be construed accordingly.

23. COMPLIANCE WITH SEC REGULATIONS. It is the Company's intent that all transactions under the Plan comply in all respects with Rule 16b-3, and any successor rule pursuant thereto. If any provision of this Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants of Options and Stock and all exercises of Options under this Plan shall be executed in accordance with the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and any regulations promulgated thereunder.


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